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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 1999


                             SALESLOGIX CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                       0-26161                  86-0808340
     (State or other             (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

                     8800 N. Gainey Center Drive, Suite 200
                            Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip Code)

                                 (480) 368-3700
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

On December 6, 1999, we announced a definitive agreement for the Company to acquire the ACT! Product Line and related business from Symantec Corporation. Under the terms of the agreement, we will acquire an exclusive license of ACT! and an option to purchase the product line at the end of the four year license term for an aggregate purchase price, including royalties, of $60 million in cash, plus $20 million in SalesLogix Common Stock, based on the average market value of such stock during the twenty trading days preceding the announcement. Our press release, dated December 6, 1999, titled "SalesLogix to Acquire ACT! and Multi-Million User Base to Expand Share of CRM Market" is attached hereto as
Exhibit 99.1.

Also on December 6, 1999, we announced the initial phase of our launch of Interact.com, a new business-to-business sales community solution, which is part of our new multi-brand e-business strategy also announced on December 6, 1999. Our press releases, dated December 6, 1999, titled "SalesLogix Announces Interact.com; First B2B Sales Community Solution for 42+ Million Salespeople" and " SalesLogix Announces New Multi-Brand E-Business Strategy to Transform CRM Marketplace" are attached hereto as Exhibit 99.2 and 99.3, respectively.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those detailed in the legend at the bottom of the press releases attached as exhibits hereto, in our quarterly report on Form 10-Q for the quarter ended September 30, 1999, in our final prospectus filed in connection with our initial public offering on Form S-1, effective May 27, 1999, and as set forth below. Actual results and developments may differ materially from those described or incorporated by reference in this Report.

WE FACE RISKS RELATED TO THE ACT! ACQUISITION

The process of integrating the ACT! business with our business is subject to risks commonly encountered in integrating acquisitions, including, among others, risk of loss of key personnel; difficulties associated with assimilating technologies, products, personnel and operations; potential disruption of our ongoing business; the ability of our sales force, business partners, consultants and development staff to adapt to the new product line; our lack of previous experience in operating a "shrink wrap", retail-distribution business; and unanticipated costs associated with the acquisition. We may not successfully overcome these risks or any other problems encountered in connection with the acquisition of ACT!.

WE FACE RISKS RELATED TO FINANCING THIS ACQUISITION AND OUR E-BUSINESS STRATEGY

We expect that implementation of our e-business strategy will require substantial amounts of capital, and we expect to experience operating losses at least through calendar year 2000. As of September 30, 1999, we had cash and cash equivalents of $29.4 million and our working capital was $35.1 million. We anticipate that these available funds, combined with our operating results, will not be sufficient to finance our operating activities and capital expenditures after adoption of our new e-business strategy and acquisition of ACT!, including royalty payments to Symantec, direct transactional costs, and transition costs. Our e-business strategy depends in part upon maintaining the existing ACT! business and transitioning the ACT! user base to our new subscription products. If we are not successful in maintaining revenues from the ACT! products and customer base, or in transitioning the ACT! user base to our Web-based services, our financing needs may accelerate. Accordingly, we are currently in the process of pursuing additional financing through a private placement of debt and/or equity securities in the first quarter of 2000, and/or a secondary public offering of our common stock as early as in the second quarter of 2000, market and other conditions permitting. Although we believe that such financing alternatives will be available, there is no assurance that available financing will be available on reasonable business terms or terms acceptable to us, or that market conditions will permit any secondary public offering on terms acceptable to us. In addition issuing additional equity securities will dilute current stockholders' percentage ownership, and incurring substantial debt may impose restrictions that could disrupt our ongoing business and increase our expenses. If we are unable to obtain sufficient financing on terms acceptable to us, our business, financial condition and operating results would be materially adversely affected.
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WE FACE RISKS RELATED TO IMPLEMENTATION OF OUR NEW E-BUSINESS STRATEGY

Our new e-business strategy is generally based on a business model that relies on third parties to provide certain services to be included in our product offering and on subscription, e-commerce and advertising for revenues. This e-business model is unproven and there can be no assurance that customer relationship management users will accept Interact.com on the terms offered by the Company, or utilize its features. In addition, current and potential competitors, including Siebel Systems (Sales.com), Salesforce.com and Agillion, some of which have substantially more resources than we do, have established or may establish customer relationship management e-business strategies to increase the ability of their products or services to address the needs of our existing and prospective customers. If we are not able to successfully address these risks, we will not be able to grow our business, compete effectively or achieve profitability. These factors could cause our stock price to fall significantly.

IF WE FAIL TO GENERATE SUFFICIENT SUBSCRIPTION, E-COMMERCE AND ADVERTISING REVENUES, WE MAY NOT BE ABLE TO SUPPORT OUR E-BUSINESS OPERATIONS

We intend to generate revenues from a variety of different arrangements including offering use of our internet-based services on a monthly subscription basis, e-commerce transactions for goods and services in addition to services offered under subscription arrangements, and sales of targeted and untargeted banner advertising, sponsorships, performance-based arrangements and referrals to third party Web-sites. We have limited experience marketing and pricing these types of arrangements, and have limited actual experience with respect to the performance of such arrangements. As such, we do not know if we are appropriately pricing, marketing or structuring these arrangements, whether users of our e-business services will accept a subscription model or make e-commerce purchases, or whether we will perform under these arrangements to the satisfaction of the other parties. Our failure to appropriately price, market or structure these arrangements could impact our ability to generate revenue, to enter into and perform under these arrangements, or to renew these arrangements on similar or acceptable terms. In light of these factors, we cannot assure you that we will be able to generate sufficient subscription, e-commerce or advertising revenues to support our e-business operations.

OUR BRAND AND BUSINESS COULD BE ADVERSELY AFFECTED IF WE ARE NOT ABLE TO PROTECT OUR DOMAIN NAMES OR ACQUIRE OTHER RELEVANT DOMAIN NAMES.

We currently have acquired the rights to the Web domain name relating to our brand, Interact.com, as well as other related Web domain names. The acquisition and maintenance of domain names generally is regulated by governmental agencies and their designees. The regulation of domain names in the United States and in foreign countries is subject to change in the near future. As a result, we may be unable to acquire or maintain relevant domain names in the countries in which we conduct, or plan to conduct, business. Furthermore, the relationship between regulations governing domain names and laws protecting trademarks and similar proprietary rights is unclear. Therefore, we may be unable to prevent third parties from acquiring domain names that are similar to, infringe upon, dilute or otherwise decrease the value of our trademarks and other proprietary rights.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number             Description
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99.1     Press Release dated December 6, 1999 regarding acquisition of ACT!

99.2     Press Release dated December 6, 1999, regarding Interact.com Launch

99.3     Press Release dated December 6, 1999, regarding E-Business Strategy


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SALESLOGIX CORPORATION


                                     By:  /s/ Gary R. Acord
                                              Gary R. Acord
                                              Chief Financial Officer


Dated: December 6, 1999


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EXHIBIT LIST

Exhibit Number             Description
--------------              -----------

99.1         Press Release dated December 6, 1999 regarding acquisition of ACT!

99.2         Press Release dated December 6, 1999, regarding Interact.com Launch

99.3         Press Release dated December 6, 1999, regarding E-Business Strategy